UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2019

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 900 Las Vegas, NV	89169	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 3.01	Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2019, Remark Holdings, Inc. (“we”, “us” or “our”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, for a period of 30 consecutive business days, we failed to maintain a minimum Market Value of Listed Securities (“MVLS”) of $35 million required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), we have 180 calendar days, or until June 29, 2020, to regain compliance. If, at any time during the 180-day grace period, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, we will have regained compliance and Nasdaq will provide us with written confirmation of such.

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 2019, we previously received written notice from Nasdaq of our failure to comply with the $1.00 per share minimum bid price requirement for continued listing on the Nasdaq Capital Market and that we have until May 18, 2020 to regain compliance. If, at any time during such grace period, the closing bid price of our common stock is at least $1.00 per share for a minimum of 10 consecutive business days, we will have regained compliance and Nasdaq will provide us with written confirmation of such.

If we do not regain compliance with either of these continued listing requirements during the applicable grace periods, Nasdaq will give us written notice that our securities are subject to delisting. In the event of such notification, we may appeal Nasdaq’s determination to delist our securities, but there can be no assurance Nasdaq would grant our request for continued listing.

Our common stock will continue to be listed and traded on the Nasdaq Capital Market during the applicable grace periods, subject to our compliance with the other continued listing requirements of the Nasdaq Capital Market.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	January 6, 2020	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer